SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

RYDER SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida (Address of Principal Executive Offices)	33166 (Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

Item 7(c)	Exhibits

Exhibit 99.1	Press Release of Ryder System, Inc., dated July 23, 2003, reporting Ryder System, Inc.’s financial results for the quarterly period ended June 30, 2003.

Exhibit 99.2	Presentation made by Ryder System, Inc. for use in connection with a conference call and webcast related to its financial results for the quarterly period ended June 30, 2003.

Item 9.	Regulation FD Disclosure

This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 23, 2003, Ryder System, Inc. (the “Company”) issued a press release reporting its financial results for the quarterly period ended June 30, 2003 (the “Press Release”). The Company also hosted a conference call and webcast related to the Press Release during which a presentation was made on the Company’s financial results for the quarterly period ended June 30, 2003 (the “Presentation”). The Presentation was also made available on the Company’s website. A copy of the Press Release and the Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: July 23, 2003	/s/ Tracy A. Leinbach

Tracy A. Leinbach Chief Financial Officer

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